Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure
Income Taxes	Note 34 – Income taxesThe components of income tax expense for the years ended December 31, are summarized in the following table.
(In thousands)	2020	2019	2018
Current income tax (benefit) expense:
Puerto Rico	$33,281	$2,251	$126,700
Federal and States	3,613	3,598	6,841
Subtotal	36,894	5,849	133,541
Deferred income tax expense (benefit):
Puerto Rico	69,300	123,337	(62,601)
Federal and States	5,744	17,995	20,953
Adjustment for enacted changes in income tax laws	-	-	27,686
Subtotal	75,044	141,332	(13,962)
Total income tax expense	$111,938	$147,181	$119,579
The reasons for the difference between the income tax expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:
	2020		2019		2018
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$231,960	38%	$306,869	38%	$287,717	39%
Benefit of net tax exempt interest income	(126,232)	(20)	(145,597)	(18)	(97,199)	(13)
Effect of income subject to preferential tax rate[1]	(10,141)	(2)	(9,562)	(1)	(111,738)	(15)
Deferred tax asset valuation allowance	15,276	2	16,992	2	27,336	4
Difference in tax rates due to multiple jurisdictions	(1,903)	-	(12,888)	(2)	(16,324)	(3)
Adjustment in net deferred tax due to change in the applicable tax rate	-	-	(6,559)	(1)	27,686	4
Unrecognized tax benefits	(2,163)	-	-	-	(1,621)	-
State and local taxes	4,350	-	4,749	1	8,772	1
Others	791	-	(6,823)	(1)	(5,050)	(1)
Income tax expense	$111,938	18%	$147,181	18%	$119,579	16%
[1] For the year ended December 31,2018, includes the impact of the Tax Closing Agreement entered into in connection with the Westernbank FDIC-assisted Transaction.

For the year ended December 31,2020, the Corporation recorded income tax expense of $111.9 million, compared to $147.2 million for the previous year. The reduction in income tax expense was mainly due to lower pre-tax income during the year 2020 as compared to year 2019 resulting primarily from a higher provision for credit losses and the impact of the Covid-19 pandemic net of lower tax benefit related to net exempt interest income in year 2020, primarily as a result of an income tax benefit of approximately $26 million recognized in year 2019 related to a revision of the amount of exempt income earned in prior years and certain adjustments pertaining to tax periods for which the statute of limitations had expired.

Income tax expense of $119.6 million for the year ended December 31, 2018 reflects the impact of the Termination Agreement with the FDIC. In June 2012, the Puerto Rico Department of the Treasury and the Corporation entered into a Tax Closing Agreement (the “Tax Closing Agreement”) to clarify the tax treatment related to the loans acquired in the FDIC Transaction in accordance with the provisions of the Puerto Rico Tax Code. The Tax Closing Agreement provides that these loans are capital assets and any principal amount collected in excess of the amount paid for such loans will be taxed as a capital gain. The Tax Closing Agreement further provides that the Corporation’s tax liability upon the termination of the Shared-Loss Agreements be calculated based on the “deemed sale” of the underlying loans. As a result, in connection with the Termination Agreement with the FDIC, the Corporation recognized an additional income tax expense of $49.8 million associated with the “deemed sale” incremental tax liability at the capital gains rate per the Tax Closing Agreement. In addition, the Corporation recognized an income tax benefit of $158.7 million related to the increase in deferred tax assets due to increase in the tax basis of the loans as a result of the “deemed sale” for a net tax benefit of $108.9 million. Also, the Corporation recorded an income tax expense of $45.0 million related to the gain resulting from the Termination Agreement, mainly related to the reversal of net deferred tax liability of the true-up payment obligation and the FDIC Loss Share Asset.

On December 10, 2018, the Governor of Puerto Rico signed into law Act No. 257 of 2018, which amended the Puerto Rico Internal Revenue Code to, among other things, reduce the Puerto Rico corporate income tax rate from 39% to 37.5%. The Corporation recognized, during the year 2018, $27.7 million of income tax expense as a result of a reduction in the Corporation’s net deferred tax asset related to its Puerto Rico operations, due to aforementioned reduction in tax rate at which it expects to realize the benefit of the deferred tax asset.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

	December 31, 2020
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$3,003	$5,269	$8,272
Net operating loss and other carryforward available	124,355	698,842	823,197
Postretirement and pension benefits	80,179	-	80,179
Deferred loan origination fees	12,079	(2,652)	9,427
Allowance for credit losses	373,010	38,606	411,616
Accelerated depreciation	3,439	5,390	8,829
FDIC-assisted transaction	152,665	-	152,665
Intercompany deferred gains	1,728	-	1,728
Lease liability	22,790	18,850	41,640
Difference in outside basis from pass-through entities	61,222	-	61,222
Other temporary differences	38,954	7,344	46,298
Total gross deferred tax assets	873,424	771,649	1,645,073
Deferred tax liabilities:
Indefinite-lived intangibles	73,305	37,745	111,050
Unrealized net gain (loss) on trading and available-for-sale securities	67,003	8,595	75,598
Right of use assets	20,708	15,510	36,218
Other temporary differences	50,247	1,169	51,416
Total gross deferred tax liabilities	211,263	63,019	274,282
Valuation allowance	112,871	407,225	520,096
Net deferred tax asset	$549,290	$301,405	$850,695

	December 31, 2019
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$2,368	$5,269	$7,637
Net operating loss and other carryforward available	112,803	716,796	829,599
Postretirement and pension benefits	82,623	-	82,623
Deferred loan origination fees	2,519	(2,759)	(240)
Allowance for loan losses	405,475	10,981	416,456
Accelerated depreciation	3,439	4,914	8,353
FDIC-assisted transaction[1]	152,665	-	152,665
Intercompany deferred gains	1,604	-	1,604
Lease liability	22,694	23,387	46,081
Difference in outside basis from pass-through entities	21,670	-	21,670
Other temporary differences	26,554	7,460	34,014
Total gross deferred tax assets	834,414	766,048	1,600,462
Deferred tax liabilities:
Indefinite-lived intangibles	69,976	36,058	106,034
Unrealized net gain (loss) on trading and available-for-sale securities	15,635	432	16,067
Right of use assets	20,598	21,430	42,028
Other temporary differences	50,194	1,179	51,373
Total gross deferred tax liabilities	156,403	59,099	215,502
Valuation allowance	100,175	399,800	499,975
Net deferred tax asset	$577,836	$307,149	$884,985
[1]

For the year ended December 31, 2019, the amounts included within the indefinite-lived intangibles and other liabilities include $32.6 million and $37.4 million, respectively which were previously included within the FDIC- assisted transaction line for the Puerto Rico operations. The Corporation determined to separately present these lines to better reflect the nature of the assets and liabilities within the respective lines, after the termination of the FDIC loss sharing agreement.

The net deferred tax asset shown in the table above at December 31, 2020 is reflected in the consolidated statements of financial condition as $0.9 billion in net deferred tax assets (in the “other assets” caption) (2019 - $0.9 billion in deferred tax asset in the “other assets” caption) and $897 thousands in deferred tax liabilities (in the “other liabilities” caption) (2019 - $1.4 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $29 million related to contributions to BPPR’s qualified pension plan that have no expiration date. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2020 expires as follows:

(In thousands)
2021	$16
2022	396
2023	1,362
2024	9,181
2025	13,516
2026	13,402
2027	16,430
2028	311,838
2029	111,343
2030	115,550
2031	96,273
2032	16,951
2033	2,990
2034	84,923
$794,171

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. At December 31, 2020 the net deferred tax asset of the U.S. operations amounted to $708 million with a valuation allowance of approximately $407 million, for a net deferred tax asset after valuation allowance of approximately $301 million. The Corporation evaluates the realization of the deferred tax asset by taxing jurisdiction. The U.S. operations are evaluated, as a whole, since a consolidated income tax return is filed. During the year ended December 31, 2020, two additional pieces of negative evidence arose: further reduction in interest rates combined with a lower expectation of rate increases in the near future and the economic uncertainty around COVID-19 pandemic. This economic disruption was the principal driver of the significant increase in the provision for credit losses during this year, although net charge-offs and early credit indicators such as NPL inflows in our U.S. operations has been stable. On the other hand, besides those challenges raised by the pandemic, the financial results of the U.S. operations were positive. This objectively verifiable positive evidence together with the positive evidence of recent historical operating performance such as sustained loan growth, the early success of new business initiatives, the branch optimization strategy, and stable credit metrics, in combination with the length of the expiration of the NOLs are enough to overcome the additional negative evidence related to the COVID-19 pandemic. As of December 31, 2020, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that approximately $301 million of the deferred tax asset from the U.S. operations, comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings available to realize the deferred tax asset for the remaining carryforward period, together with the historical level of book income adjusted by permanent differences. Management will continue to monitor and review the U.S. operation’s results and the pre-tax earnings forecast on a quarterly basis to assess the future realization of the DTA. Management will closely monitor factors like, net income versus forecast, targeted loan growth, net interest income margin, allowance for credit losses, charge offs, NPLs inflows and NPA balances. If such factors worsen during future periods, they could constitute sufficient objectively verifiable negative evidence to overcome the positive evidence, that currently exists, and could require additional amounts of valuation allowance to be registered on the DTA. Any increases to the valuation allowance would be reflected as an income tax expense, reducing the Corporation’s earnings.

At December 31, 2020, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $549 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2020. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is in a cumulative loss position, taking into account taxable income exclusive of reversing temporary differences, for the three years period ending December 31, 2020. Management expect these losses will be a trend in future years. This objectively verifiable negative evidence is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has maintained a valuation allowance on the deferred tax asset of $113 million as of December 2020.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. However, certain subsidiaries that are organized as limited liability companies with a partnership election are treated as pass-through entities for Puerto Rico tax purposes. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2019	$7.2
Additions for tax positions taken in prior years[1]	9.1
Balance at December 31, 2019	$16.3
Reduction as a result of lapse of statute of limitations	(1.5)
Balance at December 31, 2020	$14.8
[1]	The Corporation recorded a deferred tax asset of $8.7 million associated with the unrecognized tax benefit since the uncertainty of the tax position is related to the timing of the tax benefit.

At December 31, 2020, the total amount of interest recognized in the statement of financial condition approximated $4.8 million (2019 - $3.5 million). The total interest expense recognized during 2020 was $2.0 million net of a reduction of $645 thousands due to the expiration of the statute of limitation (2019 - $664 thousand). Management determined that, as of December 31, 2020 and 2019, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized through earnings, would affect the Corporation’s effective tax rate, was approximately $10.2 million at December 31, 2020 (2019 - $10.5 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2020, the following years remain subject to examination in the U.S. Federal jurisdiction – 2017 and thereafter and in the Puerto Rico jurisdiction – 2014, 2016 and thereafter. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $13.6 million, including interest.